Exhibit 99.2

Inseego Corp. (INSG) to begin trading on Nasdaq on November 9, 2016

Stockholders of MIFI become stockholders of the new holding company, INSG

SAN DIEGO—November 9, 2016 (BusinessWire) --- Inseego Corp. (successor issuer to Novatel Wireless, Inc.)

(Nasdaq:INSG), a leading global provider of solutions for the Internet of Things (IoT), including software-as-a-service (SaaS), today announced that Inseego Corp. will replace Novatel Wireless, Inc. as the publicly held corporation, effective November 9, 2016. The shares of Inseego Corp. will trade on the NASDAQ Global Select Market under the ticker symbol “INSG” at the beginning of trading on November 9, 2016.

The former stockholders of Novatel Wireless, Inc. (Nasdaq:MIFI), will become stockholders of the new holding company, Inseego Corp., on a one-for-one basis, automatically holding the same number of shares in Inseego Corp. as they held in Novatel Wireless, Inc. immediately prior to the reorganization.

For more information on the new holding company, visit http://www.inseego.com/ and read the Company’s Form 8-K, which will be filed on or about November 9, 2016 with the Securities Exchange Commission.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is a leading global provider of software-as-a-service (SaaS) and solutions for the Internet of Things (IoT). The Company sells its telematics solutions under the Ctrack brand, including its fleet management, asset tracking and monitoring, stolen vehicle recovery, and usage-based insurance platforms. Inseego Corp. also sells business connectivity solutions and device management services through Novatel Wireless, Inc. and Feeney Wireless (FW). Inseego Corp. has over 30 years of experience providing customers with secure and insightful solutions and analytics, with approximately 590,000 global subscribers, including 182,000 fleet management subscribers. The Company is headquartered in San Diego, California. www.inseego.com Twitter @inseego

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to a variety of matters, including, without limitation, statements related to the Company’s creation of a new holding company structure and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Inseego Corp. and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and Inseego Corp. undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. These forward-looking statements also involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. These factors include risks relating to technological changes, new product introductions, continued acceptance of Inseego Corp.’s products and dependence on intellectual property rights, changes in foreign currency exchange rates, and extended sales cycles. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Inseego Corp. in general, see the risk disclosures in the Annual Report on Form 10-K of Novatel Wireless, Inc. for the year ended December 31, 2015, and in other subsequent filings made with the SEC by Novatel Wireless, Inc. and Inseego Corp. (available at www.sec.gov).

Additional Information and Where to Find It

Following the planned reorganization, the stockholders of Inseego Corp. will be asked to approve the sale of the Company’s mobile broadband business to TCL. In order to solicit this approval, Inseego Corp. will file documents with the SEC, including a definitive proxy statement relating to the proposed sale. The definitive proxy statement will also be mailed to Inseego Corp.’s stockholders in connection with the proposed sale. Investors and security holders are urged to read these documents when they become available because they will contain important information about Inseego Corp., the mobile broadband business and the proposed sale. Investors and security holders may obtain free copies of these documents and other related documents when they are filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Inseego Corp., 9645 Scranton Road, Suite 205, San Diego, California 92121, Attention: Stockholder Services.

Inseego Corp. and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Inseego Corp. in connection with the proposed sale. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement when it is filed with the SEC. Additional information regarding the directors and executive officers of Inseego Corp. is also included in Novatel Wireless, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 15, 2016 and the definitive proxy statement relating to Novatel Wireless, Inc.’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Stockholder Services at Inseego Corp., as described above.

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Media Relations Contact:

Anette Gaven

(858) 431-3709

agaven@nvtl.com

Investor Relations Contact:

Michael Sklansky

(858) 431-0792

msklansky@nvtl.com

Source: Inseego Corp.